UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2022

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2022, Tabula Rasa HealthCare, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, the Company’s completion of the PW Asset Disposition (as defined in the Original 8-K). The Company is filing this Amendment No. 1 to the Original 8-K (this “Amendment”) to file the unaudited pro forma financial information that is required to be filed pursuant to Item 9.01(b) of Form 8-K. Accordingly, this Amendment hereby amends and restates Item 9.01 of the Original 8-K in its entirety. Except as expressly set forth herein, this Amendment does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment supplements the Original 8-K and should be read in conjunction with the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information that is required to be filed pursuant to this Item 9.01(b) is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*†	Asset Purchase Agreement, by and among Tabula Rasa HealthCare Group, Inc., Transaction Data Systems, Inc., and Tabula Rasa HealthCare, Inc., dated as of June 18, 2022 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on June 21, 2022).

2.2*†	Asset Purchase Agreement, by and between Tabula Rasa HealthCare Group, Inc. and karmadata, Inc., dated as of June 18, 2022 (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K, filed with the SEC on June 21, 2022).

99.1†	Tabula Rasa Healthcare, Inc. Press Release, dated August 1, 2022

99.2	Unaudited Pro Forma Financial Information

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

† Previously filed.

* Certain of the exhibits and schedules to this exhibit are omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: August 5, 2022